UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

BABCOCK & WILCOX ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36876	47-2783641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 East Market Street, Suite 650 Akron, Ohio	44305
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (330) 753-4511
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which Registered
Common Stock, $0.01 par value per share	BW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On May 15, 2020, Babcock & Wilcox Enterprises, Inc. (the “Company”) held a conference call to discuss the Company’s first quarter 2020 results. A transcript of the call is furnished as Exhibit 99.1 and incorporated herein by reference.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Transcript of May 15, 2020 conference call

Forward-Looking Statements
The Company cautions that this report contains forward-looking statements. Differences between actual results and any future performance suggested in any forward-looking statements could result from a variety of factors, including the following: the impact of COVID-19 on the Company and the capital markets and global economic climate generally; the Company’s recognition of any asset impairments as a result of any decline in the value of its assets or the Company’s efforts to dispose of any assets in the future; the Company’s ability to obtain and maintain sufficient financing to provide liquidity to meet its business objectives, surety bonds, letters of credit and similar financing; the Company’s ability to comply with the requirements of, and to service the indebtedness under, the Company’s amended and restated Credit Agreement; the Company’s ability to obtain waivers of required pension contributions; the highly competitive nature of the Company’s businesses; general economic and business conditions, including changes in interest rates and currency exchange rates; cancellations of and adjustments to backlog and the resulting impact from using backlog as an indicator of future earnings; the Company’s ability to perform contracts on time and on budget, in accordance with the schedules and terms established by the applicable contracts with customers; failure by third-party subcontractors, partners or suppliers to perform their obligations on time and as specified; the Company’s ability to successfully resolve claims by vendors for goods and services provided and claims by customers for items under warranty; the Company’s ability to realize anticipated savings and operational benefits from its restructuring plans, and other cost-savings initiatives; the Company’s ability to successfully address productivity and schedule issues in the Company’s Vølund & Other Renewable segment, including the ability to complete its European EPC projects within the expected time frame and the estimated costs; the Company’s ability to successfully partner with third parties to win and execute contracts within its SPIG and Vølund & Other Renewable segments; changes in the Company’s effective tax rate and tax positions, including any limitation on the Company’s ability to use its net operating loss carryforwards and other tax assets; the Company’s ability to maintain operational support for its information systems against service outages and data corruption, as well as protection against cyber-based network security breaches and theft of data; the Company’s ability to protect its intellectual property and renew licenses to use intellectual property of third parties; the Company’s use of the percentage-of-completion method of accounting to recognize revenue over time; the Company’s ability to successfully manage research and development projects and costs, including its efforts to successfully develop and commercialize new technologies and products; the operating risks normally incident to the Company’s lines of business, including professional liability, product liability, warranty and other claims against us; changes in, or the Company’s failure or inability to comply with, laws and government regulations; actual or anticipated changes in governmental regulation, including trade and tariff policies; difficulties the Company may encounter in obtaining regulatory or other necessary permits or approvals; changes in, and liabilities relating to, existing or future environmental regulatory matters; changes in actuarial assumptions and market fluctuations that affect the Company’s net pension liabilities and income; potential violations of the Foreign Corrupt Practices Act; the Company’s ability to successfully compete with current and future competitors; the loss of key personnel and the continued availability of qualified personnel; the Company’s ability to negotiate and maintain good relationships with labor unions; changes in pension and medical expenses associated with the Company’s retirement benefit programs; social, political, competitive and economic situations in foreign countries where the Company does business or seeks new business; the possibilities of war, other armed conflicts or terrorist attacks; the willingness of customers and suppliers to continue to do business with the Company on reasonable terms and conditions; the Company’s ability to successfully consummate strategic alternatives for noncore assets, if the Company determines to pursue them; and the other factors specified and set forth under "Risk Factors" in the Company’s periodic reports filed with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K. If one or more of these risks or other risks materialize, actual results may vary materially from those expressed. The Company cautions not to place undue reliance on these forward-looking statements and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.
Non-GAAP Financial Measures
The Company uses non-GAAP financial measures internally to evaluate its performance and in making financial and operational decisions. When viewed in conjunction with GAAP results and the accompanying reconciliation, the Company believes that its presentation of these measures provides investors with greater transparency and a greater understanding of factors affecting the Company’s financial condition and results of operations than GAAP measures alone.
The transcript attached presents adjusted gross profit for each business segment and adjusted EBITDA, which are non-GAAP financial measures. Adjusted EBITDA on a consolidated basis is defined as the sum of the adjusted EBITDA for each of the segments, further adjusted for corporate allocations and research and development costs. At a segment level, the adjusted EBITDA presented is consistent with the way the Company's chief operating decision maker reviews the results of operations and makes strategic decisions about the business and is calculated as earnings before interest, tax, depreciation and amortization adjusted for items such as gains or losses on asset sales, mark to market pension adjustments, restructuring and spin costs, impairments, losses on debt extinguishment, costs related to financial consulting required under the Company’s U.S. Revolving Credit Facility and other costs that may not be directly controllable by segment management and are not allocated to the segment. The Company presented consolidated Adjusted EBITDA because it believes it is useful to investors to help facilitate comparisons of the ongoing, operating performance before corporate overhead and other expenses not attributable to the operating performance of the Company's revenue generating segments.
The transcript attached also presents adjusted gross profit by segment. The Company believes that adjusted gross profit by segment is useful to investors to help facilitate comparisons of the ongoing, operating performance of the segments by excluding expenses related to, among other things, activities related to the spin-off, activities related to various restructuring activities the Company has undertaken, corporate overhead (such as SG&A expenses and research and development costs) and certain non-cash expenses such as intangible amortization and goodwill impairments that are not allocated by segment.

Reconciliation of Adjusted EBITDA(3)
(In millions)

	Three months ended March 31,
	2020	2019
Adjusted EBITDA (1)
Babcock & Wilcox segment	$10.7	$9.1
Vølund & Other Renewable segment	(3.3)	(8.8)
SPIG segment	(1.2)	0.7
Corporate	(4.1)	(4.6)
Research and development costs	(1.3)	(0.7)
	0.7	(4.4)

Restructuring activities and spin-off transaction costs	(2.0)	(6.1)
Financial advisory services	(0.9)	(4.0)
Settlement cost to exit Vølund contract (2)	—	(6.6)
Advisory fees for settlement costs and liquidity planning	(2.6)	(3.1)
Litigation legal costs	(0.7)	—
Stock compensation	(0.7)	(0.6)
Loss from business held for sale	(0.8)	—
Depreciation & amortization	(4.2)	(7.3)
Gain on asset disposals, net	0.9	—
Operating loss	(10.3)	(32.0)
Interest expense, net	(22.1)	(10.6)
Net pension benefit before MTM	7.5	3.4
MTM loss from benefit plans	—	(0.4)
Foreign exchange	(9.3)	(10.2)
Other – net	(0.2)	0.4
Loss before income tax (benefit) expense	$(34.3)	$(49.2)

(1) Adjusted EBITDA, for the three months ended March 31, 2019, excludes stock compensation that was previously included in segment results and totals $0.1 million in the Babcock & Wilcox segment, $0.1 million in the Vølund & Other Renewable segment, and $0.4 million in Corporate. Beginning in the third quarter of 2019, stock compensation is no longer considered in Adjusted EBITDA for purposes of managing the business, and prior periods have been adjusted to be presented on a comparable basis.

(2)
In March 2019, we entered into a settlement in connection with an additional European waste-to-energy EPC contract, for which notice to proceed was not given and the contract was not started. The settlement eliminates the Company’s obligations to act, and the Company’s risk related to acting, as the prime EPC should the project have moved forward.

(3) Figures may not be clerically accurate due to rounding.

Reconciliation of Adjusted Gross Profit (Loss)(2)
(In millions)

	Three months ended March 31,
	2020	2019
Adjusted gross profit (loss) (1)
Operating income (loss)	$(10.3)	$(32.0)
Selling, general and administrative ("SG&A") expenses	37.5	42.3
Advisory fees and settlement costs	4.2	13.6
Amortization expense	1.4	1.2
Restructuring activities and spin-off transaction costs	2.0	6.1
Research and development costs	1.3	0.7
Gain on asset disposals, net	(0.9)	—
Adjusted gross profit (loss)	35.3	31.9

Adjusted gross profit by segment is as follows:

	Three months ended March 31,
	2020	2019
Adjusted gross profit (loss) (1)
Babcock & Wilcox segment	32.9	31.1
Vølund & Other Renewable segment	1.5	(2.9)
SPIG segment	0.9	3.7
Adjusted gross profit (loss)	35.3	31.9

(1) Amortization is not allocated to the segments' adjusted gross profit, but depreciation is allocated to the segments' adjusted gross profit.
(2) Figures may not be clerically accurate due to rounding.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BABCOCK & WILCOX ENTERPRISES, INC.

May 15, 2020	By:	/s/ Louis Salamone
Louis Salamone
Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Financial and Accounting Officer and Duly Authorized Representative)